EXHIBIT 10.1b


                                                                  EXECUTION COPY


                  AMENDMENT AND WAIVER, dated as of December 13, 2002 (this "Second 2002 Amendment"), to the Credit Agreement, dated as of December 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BEAR ISLAND PAPER COMPANY, LLC, a Virginia limited liability company (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), TD SECURITIES (USA) INC., as Arranger, and TORONTO-DOMINION (TEXAS), INC., as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

         WHEREAS, the Borrower has requested, and, upon this Second 2002 Amendment becoming effective, the Required Lenders have agreed, that certain provisions of the Agreement be amended in the manner provided for in this Second 2002 Amendment; and

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         SECTION 2. Waivers.

         a. The Lenders hereby waive:

            (i) any Default or Event of Default arising by reason of the failure of the Borrower to deliver financial statements for the fiscal year ended December 31, 2001 pursuant to Section 5.1(a) without a "going concern" or like qualification;

            (ii) any Default or Event of Default arising by reason of the failure of the Borrower to comply with Sections 6.1(c) (Consolidated Fixed Charge Coverage Ratio) and 6.1(d) (Maintenance of Current Ratio) of the Credit Agreement for the periods of four consecutive fiscal quarters ended December 31, 2001, March 31, 2002 and June 30, 2002;

            (iii)any Default or Event of Default arising by reason of the failure of the Borrower to comply with Section 6.1(b) (Consolidated Interest Coverage Ratio) of the Credit Agreement for the periods of four consecutive fiscal quarters ended March 31, 2002 and June 30, 2002;

            (iv) any Default or Event of Default arising by reason of the failure of the Borrower to comply with Sections 6.1(a) (Consolidated Total Debt to Consolidated Total Capitalization Ratio), 6.1(b) (Consolidated Interest Coverage Ratio), 6.1(c) (Consolidated Fixed Charge Coverage Ratio) and 6.1(d) (Maintenance of Current Ratio) of the Credit Agreement as of September 30, 2002 or, as the case may be, for the period of four consecutive fiscal quarters ended on September 30, 2002, in each case to the extent such Default or Event of Default would not have occurred if the amendments effected by Section 3 of this Second 2002 Amendment had been in effect on September 30, 2002;

            (v) any Default or Event of Default arising by reason of any representation and warranty made by the Borrower, in connection with any extensions of credit under the Credit Agreement, to the effect that no Default or Event of Default described in the foregoing clauses (i),
         (ii), (iii) and (iv) and clause (vi) below had occurred; and

            (vi) any Default or Event of Default arising by reason of the failure of the Borrower to give notice under the Credit Agreement of the occurrence of any Default or Event of Default described in the foregoing clauses (i), (ii), (iii), (iv) and (v).

         SECTION 3. Amendments to Credit Agreement. The Credit Agreement is, effective as of September 30, 2002 and subject to the satisfaction or waiver of the conditions of effectiveness set forth in Section 4 of this Second 2002 Amendment, hereby amended as follows:

         (a) Definitions. Section 1.1 of the Credit Agreement is hereby amended as follows:

            (i) The following definitions are added in appropriate alphabetical order:

               "Brant-Allen 2003 Collateral Account": as defined in the New Guarantee.

               "New Guarantee": a guarantee, substantially in the form of Exhibit A to the Second 2002 Amendment, executed and delivered by Brant-Allen as of December 13, 2002, as amended, supplemented or otherwise modified from time to time.

               "Pro Forma Fixed Charge Coverage Ratio": for any period of two consecutive fiscal quarters (a "Semi-Annual Test Period"), the ratio of (a) the sum of (i) Consolidated EBITDA for such Semi-Annual Test Period, (ii) the amount of cash and Cash Equivalents held by the Borrower and its Subsidiaries on the last day of such Semi-Annual Test Period, (iii) the aggregate Available Revolving Credit Commitments of all Lenders on the last day of such Semi-Annual Test Period, and (iv) the amount of cash and Cash Equivalents in the Brant-Allen 2003 Collateral Account on the last day of such Semi-Annual Test Period (provided, that such amount shall be deemed to be $5,000,000 on December 31,
               2002), less the amount of Capital Expenditures reasonably projected by the Borrower to be made during the two consecutive fiscal quarters following such Semi-Annual Test Period (the two fiscal quarters following any Semi-Annual Test Period, the "Projected Test Period") to (b) the sum of (i) the total Consolidated Interest Expense for the Projected Test Period, calculated using the rate of interest in effect on the last day of such Semi-Annual Test Period with respect to the applicable Indebtedness and the aggregate amount of the Borrower's Indebtedness outstanding on such last day, (ii) scheduled payments to be made during the Projected Test Period on account of principal of Indebtedness of the Borrower or any of its Subsidiaries (for purposes of this clause (ii), such scheduled payments shall not include scheduled principal payments under the


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

             Revolving Credit Facility), (iii) the amount of dividends and other distributions reasonably projected by the Borrower to be made by the Borrower during the Projected Test Period pursuant to Section
             6.6 and (iv) Consolidated Lease Expense reasonably projected by the Borrower to be incurred during the Projected Test Period.

             "Second 2002 Amendment": the Amendment and Waiver dated as of December 13, 2002 to this Agreement.

            (ii) The phrase "New Guarantee," is added to the definitions of "Guarantees" after the phrase "the collective reference to the" in such definition.

         (b)Amendments to Section 2. Section 2 of the Credit Agreement is hereby amended as follows:

          (i)  Section 2.7 is hereby amended to add the following new paragraph
               (c):

               (c) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, on July 1, 2003, a fee equal to the difference between (i) the amount of interest that would have accrued on the Loans of such Lender from the effective date of the Second Amendment to July 1, 2003 if such Loans had been Base Rate Loans at all times during such period minus (ii) the amount of interest that actually accrued on such Loans during such period in accordance with this Agreement; provided, such fee shall not be deemed accrued or earned until July 1, 2003.

          (ii) Section 2.11 is hereby amended to add the following new paragraph
               (c):

               (c) Notwithstanding anything to the contrary in this Agreement, from and after June 30, 2003, all Loans shall be Base Rate Loans.

         (c) Affirmative Covenants. Section 5.2 of the Credit Agreement is hereby amended to add the following text as Section 5.2(h):

               (h) within 45 days after the end of each of the first three fiscal quarters of the Borrower and within 90 days after the end of each fiscal year of the Borrower, a calculation by the Borrower as of the end of such fiscal quarter or year of the Consolidated Total Debt to Consolidated Total Capitalization Ratio, the Current Ratio and the Pro Forma Fixed Charge Coverage Ratio.

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

         (d) Financial Covenants. Section 6.1 of the Credit Agreement is hereby amended as follows:

            (i) The table contained in Section 6.1(a) is deleted in its entirety and replaced with the following text:

                                Period                  Consolidated Total Debt to Consolidated
                                ------                  ---------------------------------------
                                                               Total Capitalization Ratio
                                                               --------------------------
             September 30, 2002 through
             December 31, 2004                                            85%

             March 31, 2005 and thereafter                                80%

            (ii) Section 6.1(b), "Consolidated Interest Coverage Ratio," is deleted in its entirety and the text "[Omitted]" is inserted in lieu thereof.

            (iii)Section 6.1(c) is deleted in its entirety and the following text is inserted in lieu thereof:

                  (c) Pro Forma Fixed Charge Coverage Ratio. Permit the Pro Forma Fixed Charge Coverage Ratio at the end of any fiscal quarter ending (i) during the period commencing October 1, 2002 and ending December 31, 2002, to be less than 1.25 to 1.0, (ii) during the period commencing March 31, 2003 and ending June 30, 2003, to be less than 1.05 to 1.0 or (iii) on September 30, 2003 or thereafter, to be less than 1.25 to 1.0; provided, that a violation of this covenant at the end of any fiscal quarter shall not constitute a Default or Event of Default if, within 25 days after the end of such fiscal quarter, the Borrower shall have received cash, either as an equity contribution or as the proceeds of subordinated debt permitted by Section 6.2(i) in an amount which, if such amount had been received on the last day of such fiscal quarter, no violation of this covenant would have occurred as at the end of such fiscal quarter.

            (iv) Section 6.1(d) is deleted in its entirety and the following text is inserted in lieu thereof:

               (d) Maintenance of Current Ratio. Permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities at the end of any fiscal quarter ending (i) during the period commencing October 1, 2002 and ending December 31, 2003, to be less than 1.25 to 1.0 or (ii) on March 31, 2004 or thereafter, to be less than 1.50 to 1.0 (for purposes of clauses (i) and (ii), during the period commencing October 1, 2002 and ending September 29, 2003, Consolidated Current Liabilities shall not include outstanding amounts under the Revolving Credit Facility).



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

         (e) Events of Default. Section 7 of the Credit Agreement is hereby amended as follows:

            (i) The phrase "the New Guarantee" is added to replace the phrase "Brant-Allen Guarantee" in the first parenthetical in paragraph (e) and in the first parenthetical in paragraph (h).

            (ii) The phrase "Brant-Allen Guarantee" in clause (j) is deleted and replaced with the phrase "New Guarantee" and the reference to "Section 11 thereof" in clause (j) is hereby replaced with the reference to "Section 19 thereof".

            (iii)The phrase ", or Section 10 of the New Guarantee" shall be added after the term "Security and Pledge Agreement" in Section 7(c)(i).


         (f) Annex A. Annex A to the Credit Agreement is hereby amended by deleting in its entirety the grid set forth in such Annex and inserting in lieu thereof the grid set forth in Annex A attached hereto.

         SECTION 4. Conditions to Effectiveness. This Second 2002 Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

         (a) The Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Second 2002 Amendment.

         (b) The Administrative Agent shall have received the New Guarantee, executed and delivered by a duly authorized officer of Brant-Allen.

         (c) The Administrative Agent shall have received a legal opinion of counsel to Brant-Allen, in form and substance reasonably satisfactory to the Administrative Agent.

         (d) The Administrative Agent shall have received from the Borrower, for the account of each Lender that has executed this Second 2002 Amendment on or prior to 5:00 p.m., New York City time on December 13, 2002, an amendment fee equal to 0.15% of the amount of the Aggregate Exposure of such Lender; provided that such amendment fee shall only be due and payable if Lenders constituting Required Lenders execute and deliver this Second 2002 Amendment by such time.

The Administrative Agent shall give the Borrower notice when this Second 2002 Amendment has become effective.

         SECTION 5. Representation and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Second 2002 Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that the representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (other than those that expressly speak as of a different date), after giving effect to the effectiveness of this Second 2002 Amendment, as if made on and as of the Amendment Effective Date.

         SECTION 6. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and


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

reasonable expenses incurred in connection with this Second 2002 Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         SECTION 7. No Other Waivers; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement and the Notes are and shall remain in full force and effect.

         SECTION 8. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

         SECTION 9. No Default. No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date after giving effect to this Second 2002 Amendment.

         SECTION 10. Counterparts. This Second 2002 Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Second 2002 Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Second 2002 Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         SECTION 11. Governing Law. This Second 2002 Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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

         IN WITNESS WHEREOF, the parties hereto have caused this Second 2002 Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                    BEAR ISLAND PAPER COMPANY, LLC



                                    By:
                                         ---------------------------------------
                                            Name:
                                            Title:



                                    TORONTO-DOMINION (TEXAS), INC.,
                                    as Administrative Agent and as a Lender



                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:

                                    ------------------------------
                                    Name of Lender


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:

                                    ------------------------------
                                    Name of Lender


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:


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

                                                                                                            Annex A




====================================================================================================================

                            Applicable      Applicable Margin-
                         Margin-Eurodollar  Base Rate Revolving     Applicable       Applicable
      Consolidated       Revolving Credit      Credit Loans     Margin-Eurodollar   Margin-Base
        Leverage               Loans                                Term Loan        Rate Term     Commitment Fee
         Ratio                                                                         Loans
--------------------------------------------------------------------------------------------------------------------
       => 5.00 x               3.50%               2.50%               N/A             N/A              .50%
--------------------------------------------------------------------------------------------------------------------

       => 4.00 x               3.25%               2.25%              3.00%            2.50%            .50%
--------------------------------------------------------------------------------------------------------------------

       => 3.00 x               2.75%               1.75%              3.00%            2.00%            .50%
--------------------------------------------------------------------------------------------------------------------

        < 3.00 x               2.50%               1.50%              2.75%            1.75%            .375%
====================================================================================================================

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

                                                                       Exhibit A


                                 [NEW GUARANTEE]


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